©2014 Coupons.com Incorporated Coupons.com Incorporated Q3 2014 Financial Results November 4, 2014

Forward-Looking Statements

This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on our management's beliefs and assumptions and on information currently available to management, including Coupon.com's projected fourth quarter and full year 2014 results, its plans, including product launches, strategy, and business outlook. Coupons.com operates in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for Coupons.com's management to predict all risks, nor can it assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Coupons.com may make. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available to Coupons.com's management at the date of this release and its management's good faith belief as of such date with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, Coupons.com's financial performance, including its revenues, margins, costs, expenditures, growth rates and operating expenses, and its ability to generate positive cash flow and become profitable; the amount and timing of digital promotions by CPGs, which are affected by budget cycles, economic conditions and other factors; the company's ability to adapt to changing market conditions; the company's ability to retain and expand its business with existing CPGs and retailers; the company's ability to maintain and expand the use by consumers of digital promotions on its platforms; the company's ability to attract and retain third-party advertising agencies, performance marketing networks and other intermediaries; the company's ability to effectively manage its growth; the effects of increased competition in the company's markets and its ability to compete effectively; the company's ability to effectively grow and train its sales team; the company's ability to obtain new CPGs and retailers and to do so efficiently; the company's ability to maintain, protect and enhance its brand and intellectual property; costs associated with defending intellectual property infringement and other claims; the company's ability to successfully enter new markets; the company's ability to acquire and integrate new companies; the company's ability to develop and launch new services and features; the company's ability to attract and retain qualified employees and key personnel. These factors, together with those described in greater detail in Coupons.com's 424(b) prospectus filed with the SEC on March 7, 2014, and in Coupons.com's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings made with the Securities and Exchange Commission ("SEC"), may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Coupons.com disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

In addition to the U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Coupons.com considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose. The use of non-GAAP measures is further discussed in accompanying press release, which has been furnished to the SEC on Form 8-K and posted on Coupons.com' website. The press release also defines our non-GAAP financial measures. A reconciliation between GAAP and non-GAAP measures can also be found in the accompanying press release and in the Appendix hereto.

©2014 Coupons.com Incorporated

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©2014 Coupons.com Incorporated Steven Boal Founder, President and CEO

©2014 Coupons.com Incorporated • Delivered 47% year-over-year revenue growth • Demonstrated significant operating leverage with Adjusted EBITDA of $8.1 million, or 14% Adjusted EBITDA margin • Grew media revenues over 100% by more combined promotions campaigns with media • Retailer iQlive and demonstrating strong momentum with compelling data points from several retailers • Continue to launch new products and expand our platform Q3 Highlights 4

©2014 Coupons.com Incorporated • Digital Coupons: Extensive coupon/offer types • Targeting: Shopper segmentation and targeted digital coupons • Data Driven Shopper Engagement: Spanning web, mobile and in-store • Insights & Analytics: Real-time reporting and analytics • Offer Management: Offer setup & management • Omni-channel Redemption and Validation: Seamless check-out experience • Digital Receipts: SMS/Email/In app receipts with coupons • Clearing: Streamlined processing & reconciliation Retailer iQ: Leading Digital Coupon Platform 5

©2014 Coupons.com Incorporated Retailer iQ: Positive Early Results +50% Increase in average basket of shoppers using Retailer iQvs. shoppers not yet in the program Shopper Basket Growth ~70% High Mobile Usage Of Retailer iQplatform usage is through a mobile device 6

©2014 Coupons.com Incorporated • Digital coupon platform for retailers • Targeting offer capability • One-to-one digital shopper marketing • Production-ready platform –short integration times • Opportunity to monetize through suppliers • Real-time data –in-store transactions and web behavior Retailer Benefits 7

©2014 Coupons.com Incorporated Mir Aamir CFO and COO

©2014 Coupons.com Incorporated Quarterly Results Snapshot Strong Y/Y Growth in Key Metrics Metric Q3 2014 Q3 2013 Y/Y Growth Total Revenue $58.5M $39.7M 47% Adjusted EBITDA $8.1M $1.2M 575% Total PromotionTransactions 440M 313M 41% $193 Million in Cash and Cash Equivalents (as of September 30, 2014) Note: Adjusted EBITDA is net loss adjusted for interest expense, other income (expense) -net, provision for income taxes, depreciation and amortization, stock- based compensation, and change in fair value of contingent consideration 9

©2014 Coupons.com Incorporated Revenues Up 47% Y/Y ($ in millions) • Continued shift from paper to digital coupons • Strong transaction growth • Revenue growth across all business areas • Retailer iQlive and growing transactions Q3 2013 Q3 2014 Promotions Media & Advertising $32.7 $7.0 $39.7 $58.5 $44.2 $14.3 10

©2014 Coupons.com Incorporated Operating Expense Leverage Update 0 10 20 30 40 50 60 70 80 0 5 10 15 20 25 30 35 40 45 50 Q3 2013 Q3 2014 Q3 2013 Q3 2014 Q3 2013 Q3 2014 G&A R&D S&M % Revenue $9.3M $14.5M $19.0M $9.5M $11.4M $5.0M $29M $7.4M $4.6M $17.5M $9.2M $14.2M $31.8M $5.1M $28.1M $37.8M 71% 54% As % of Revenue • Investments over the last three years in technology, operations and sales continue to drive growth • Operating expense leverage being realized GAAP Basis* Excluding Stock-based Compensation** *Note: Excludes change in fair value of contingent consideration **Note: Excludes stock-based compensation expense resulting from restricted stock units (“RSUs”), stock options, RSAs and change in fair value of contingent consideration included in Coupons.com’s condensed consolidated statements of operations 11

©2014 Coupons.com Incorporated Revenue Growth Trends $91.3M $112.1M $167.9M $225.0M 2011 2012 2013 2014 E 35% CAGR $75.6M $103.2M $92.3M $121.8M 2013 2014 E 1H 2H $167.9M $225.0M 34% Y/Y Growth Note: 2014 estimates calculated using mid-point of FY2014 guidance provided on November 4, 2014 12

Q4 and Full Year 2014 Outlook

Quantitative Guidance

	Q4 2014	FY 2014
Total Revenue	$62M – $64M	$224M – $226M
Adjusted EBITDA (Non-GAAP)	$6M – $8M	$22M – $24M

Qualitative Guidance

- Anticipate second half of 2014 revenue growth of approximately 32% and full year revenue growth of approximately 34% over the same periods last year using the mid-point of our range
- Although CPGs allocate budgets on an annual basis, quarterly deployment of that budget may vary quarter by quarter - looking at the trend line for revenue growth on a semi-annual or annual basis will be more reflective of our overall business
- Expect continued operating expense leverage to grow EBITDA
- Expect to continue investing in R&D to enhance platform

Note: Adjusted EBITDA, a non-GAAP financial measure, is net loss adjusted for loss expense, other income (expense) - net, provision for income taxes, depreciation and amortization, change in fair value contingent consideration and stock-based compensation.

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©2014 Coupons.com Incorporated Q&A

©2014 Coupons.com Incorporated Appendix

©2014 Coupons.com Incorporated Non-GAAP Reconciliation Reconciliation of Net Loss To Adjusted EBITDA (in thousands) Three Months Ended September, 30 Nine Months Ended September, 30 2014 2013 2014 2013 Net loss $ (782) $ (1,643) $ (21,721) $ (12,771) Adjustments: Interest expense 241 211 843 646 Other income (expense), net (19) — 88 (34) Provisions for income taxes 1,051 — 807 — Depreciation and amortization 3,956 1,675 10,778 5,063 Stock-based compensation 6,474 1,000 27,727 3,554 Change in fair value of contingent consideration (2,806) — (2,806) — TotalAdjustments $ 8,897 $ 2,886 $ 37,437 $ 9,229 Adjusted EBITDA $ 8,115 $ 1,243 $ 15,716 $ (3,542) Transactions 440,092 312,536 1,231,570 940,178 Note: A transaction is the distribution of digital coupon through Coupons.com’s platform that generates revenue. The company presents transactions as it believes that its ability to increase the number of transactions using its platform is an important indicator of its ability to grow revenues. 16